SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 23, 1998


                                 IMAGEMAX, INC.
                 (Exact name of issuer as specified in charter)




     Pennsylvania                    000-23077               23-2865585
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
    of Incorporation)                File Number)         Identification No.)


                                 Two Bala Plaza
                                    Suite 300
                      Bala Cynwyd, Pennsylvania 19004-1573
                    (Address of principal executive offices)

                                 (610) 660-7754
              (Registrant's telephone number, including area code)




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Item 2. Acquisition or Disposition of Assets

        On January 23, 1998, ImageMax, Inc. (the "Company") purchased the business of Integrated Information Services, L.L.C. ("IIS") pursuant to an Asset Purchase Agreement (the "Agreement") by and among IIS, Pettibone L.L.C. and Heisley Holding, L.L.C. (together, the "Members") and the Company (the "Acquisition"). The aggregate consideration paid by the Company was determined pursuant to arms' length negotiations and consisted of $1,150,000 in cash, subject to future adjustment based on the working capital of IIS at closing. Of such amount, $115,000 is being retained in escrow for a period of 180 days from closing as security for the payment of any purchase price adjustment or indemnification claim under the Agreement. The Company's primary source for the funds utilized to consummate the Acquisition was a credit facility with CoreStates Bank, N.A.

        The Company is not aware of any material relationship that existed prior to the Acquisition between the Company and its officers and directors, on the one hand, and IIS and the Members, on the other hand.

        The assets of IIS purchased include accounts receivables, inventory, equipment and other personal property. It is the Company's intention to utilize these assets to continue the business of IIS as conducted prior to the Acquisition. IIS provided a full range of document management services and products with an emphasis on digital document conversion, technical consulting, document management consulting and document management software. The clients of IIS included major national law firms and Fortune 500 corporations.

        The foregoing description of the Agreement and the Acquisition is qualified in its entirety by reference to the copy of the Agreement filed as an exhibit hereto.

Item 7. Financial Statements; Pro Forma
        Financial Information and Exhibits

 (a)(1) Financial Statements of Businesses Acquired.

        The Company believes that it is impractical to provide financial statements of IIS on the date of this filing, and will, if required, file such financial statements when available, but not later than sixty (60) days after the date on which this current report on Form 8-K must be filed.

 (b)    Pro Forma Financial Information.

        The Company believes that it is impractical to provide the pro forma financial statements of the Company on the date of this filing, and will, if required, file such financial statements when available, but not later than sixty (60) days after the date on which this current report on Form 8-K must be filed.


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   (c)  Exhibits.

                  2.1 Asset Purchase Agreement, dated January 23, 1998, by and among Integrated Information Services, L.L.C., Pettibone, L.L.C and Heisley Holding, L.L.C. and ImageMax, Inc.

                  10.1 Master Demand Note, dated January 20, 1998, payable to CoreStates Bank, N.A.

                  10.2 Security Agreement, dated January 20, 1998, between CoreStates Bank, N.A. and ImageMax, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMAGEMAX, INC.




                                        By: /s/ Bruce M. Gillis
                                            --------------------------
                                              Name: Bruce M. Gillis
                                              Title: Chief Executive Officer



Date:  February 2, 1998.



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                                  EXHIBIT INDEX



Exhibit
  No.                        Description

2.1 Asset Purchase Agreement, dated January 23, 1998, by and among Integrated Information Services, L.L.C., Pettibone, L.L.C and Heisley Holding, L.L.C. and ImageMax, Inc.

10.1       Master Demand Note, dated January 20, 1998, payable to CoreStates
           Bank, N.A.

10.2 Security Agreement, dated January 20, 1998, between CoreStates Bank, N.A. and ImageMax, Inc.



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